EXHIBIT 99.6

GSAMP 04-NC1
   3/24/2004

                                   Static Libor                  Forward Libor                 Libor + 150bp

                                 1mL          6mL               1mL         6mL              1mL         6mL
                             --------------------------     ------------------------     ------------------------
                        1         1.09000      1.15000          1.10996     1.16520          2.60996     2.66520
                        2                                       1.12758     1.19530          2.62758     2.69530
                        3                                       1.13814     1.23798          2.63814     2.73798
                        4                                       1.15838     1.28468          2.65838     2.78468
                        5                                       1.20410     1.34451          2.70410     2.84451
                        6                                       1.23699     1.41746          2.73699     2.91746
                        7                                       1.28775     1.48708          2.78775     2.98708
                        8                                       1.37193     1.57336          2.87193     3.07336
                        9                                       1.43914     1.67311          2.93914     3.17311
                       10                                       1.51535     1.76396          3.01535     3.26396
                       11                                       1.61473     1.87098          3.11473     3.37098
                       12                                       1.69702     1.98267          3.19702     3.48267
                       13                                       1.78951     2.08226          3.28951     3.58226
                       14                                       1.91247     2.19047          3.41247     3.69047
                       15                                       2.03007     2.30387          3.53007     3.80387
                       16                                       2.13554     2.40231          3.63554     3.90231
                       17                                       2.24149     2.50569          3.74149     4.00569
                       18                                       2.33857     2.60088          3.83857     4.10088
                       19                                       2.43485     2.69283          3.93485     4.19283
                       20                                       2.53887     2.78706          4.03887     4.28706
                       21                                       2.67041     2.88140          4.17041     4.38140
                       22                                       2.72688     2.95442          4.22688     4.45442
                       23                                       2.81971     3.03902          4.31971     4.53902
                       24                                       2.90919     3.11300          4.40919     4.61300
                       25                                       2.98934     3.18201          4.48934     4.68201
                       26                                       3.05669     3.25213          4.55669     4.75213
                       27                                       3.12663     3.31898          4.62663     4.81898
                       28                                       3.19711     3.37902          4.69711     4.87902
                       29                                       3.26600     3.44061          4.76600     4.94061
                       30                                       3.32999     3.49433          4.82999     4.99433
                       31                                       3.39287     3.54806          4.89287     5.04806
                       32                                       3.45100     3.60495          4.95100     5.10495
                       33                                       3.50220     3.66196          5.00220     5.16196
                       34                                       3.55223     3.71819          5.05223     5.21819
                       35                                       3.59675     3.78241          5.09675     5.28241
                       36                                       3.65122     3.83744          5.15122     5.33744
                       37                                       3.71700     3.89504          5.21700     5.39504
                       38                                       3.78040     3.95108          5.28040     5.45108
                       39                                       3.83974     4.00295          5.33974     5.50295
                       40                                       3.89903     4.04856          5.39903     5.54856
                       41                                       3.95060     4.09441          5.45060     5.59441
                       42                                       3.99695     4.13173          5.49695     5.63173
                       43                                       4.04278     4.17014          5.54278     5.67014
                       44                                       4.08480     4.21082          5.58480     5.71082
                       45                                       4.12091     4.24914          5.62091     5.74914
                       46                                       4.15435     4.28872          5.65435     5.78872
                       47                                       4.18330     4.33232          5.68330     5.83232
                       48                                       4.22185     4.37465          5.72185     5.87465
                       49                                       4.27139     4.41951          5.77139     5.91951
                       50                                       4.31621     4.45983          5.81621     5.95983
                       51                                       4.35853     4.50116          5.85853     6.00116
                       52                                       4.40113     4.53559          5.90113     6.03559
                       53                                       4.44050     4.57026          5.94050     6.07026
                       54                                       4.47875     4.60063          5.97875     6.10063
                       55                                       4.51289     4.63508          6.01289     6.13508
                       56                                       4.54818     4.66657          6.04818     6.16657
                       57                                       4.57764     4.70094          6.07764     6.20094
                       58                                       4.60537     4.73670          6.10537     6.23670
                       59                                       4.63004     4.77095          6.13004     6.27095
                       60                                       4.66625     4.80703          6.16625     6.30703
                       61                                       4.70672     4.84347          6.20672     6.34347
                       62                                       4.74418     4.87528          6.24418     6.37528
                       63                                       4.78125     4.90785          6.28125     6.40785
                       64                                       4.81357     4.93280          6.31357     6.43280
                       65                                       4.84440     4.95770          6.34440     6.45770
                       66                                       4.87297     4.97823          6.37297     6.47823
                       67                                       4.89815     5.00059          6.39815     6.50059
                       68                                       4.92345     5.02169          6.42345     6.52169
                       69                                       4.94135     5.04513          6.44135     6.54513
                       70                                       4.95950     5.06956          6.45950     6.56956
                       71                                       4.97320     5.09416          6.47320     6.59416
                       72                                       4.99767     5.12174          6.49767     6.62174
                       73                                       5.02717     5.14506          6.52717     6.64506
                       74                                       5.05555     5.16863          6.55555     6.66863
                       75                                       5.08172     5.19035          6.58172     6.69035
                       76                                       5.10469     5.20579          6.60469     6.70579
                       77                                       5.12733     5.22135          6.62733     6.72135
                       78                                       5.14397     5.23244          6.64397     6.73244
                       79                                       5.16122     5.24484          6.66122     6.74484
                       80                                       5.17608     5.25440          6.67608     6.75440
                       81                                       5.18484     5.26590          6.68484     6.76590
                       82                                       5.19468     5.27629          6.69468     6.77629
                       83                                       5.19988     5.28844          6.69988     6.78844
                       84                                       5.21039     5.30312          6.71039     6.80312
                       85                                       5.22231     5.31620          6.72231     6.81620
                       86                                       5.23747     5.33136          6.73747     6.83136
                       87                                       5.24932     5.34757          6.74932     6.84757
                       88                                       5.26412     5.36165          6.76412     6.86165
                       89                                       5.27945     5.37893          6.77945     6.87893
                       90                                       5.29310     5.39311          6.79310     6.89311
                       91                                       5.30880     5.40948          6.80880     6.90948
                       92                                       5.32588     5.42599          6.82588     6.92599
                       93                                       5.33979     5.44321          6.83979     6.94321
                       94                                       5.35801     5.46047          6.85801     6.96047
                       95                                       5.37260     5.47978          6.87260     6.97978
                       96                                       5.39002     5.49534          6.89002     6.99534
                       97                                       5.40743     5.51154          6.90743     7.01154
                       98                                       5.42489     5.52843          6.92489     7.02843
                       99                                       5.44090     5.54383          6.94090     7.04383
                      100                                       5.45909     5.55744          6.95909     7.05744
                      101                                       5.47197     5.57094          6.97197     7.07094
                      102                                       5.48656     5.58304          6.98656     7.08304
                      103                                       5.50147     5.59635          7.00147     7.09635
                      104                                       5.51468     5.61056          7.01468     7.11056
                      105                                       5.52618     5.62185          7.02618     7.12185
                      106                                       5.53874     5.63509          7.03874     7.13509
                      107                                       5.54839     5.65015          7.04839     7.15015
                      108                                       5.56189     5.66352          7.06189     7.16352
                      109                                       5.57751     5.67700          7.07751     7.17700
                      110                                       5.58923     5.69050          7.08923     7.19050
                      111                                       5.60310     5.70556          7.10310     7.20556
                      112                                       5.61834     5.71932          7.11834     7.21932
                      113                                       5.63010     5.73087          7.13010     7.23087
                      114                                       5.64321     5.74249          7.14321     7.24249
                      115                                       5.65656     5.75601          7.15656     7.25601
                      116                                       5.67013     5.77037          7.17013     7.27037
                      117                                       5.68261     5.78272          7.18261     7.28272
                      118                                       5.69383     5.79622          7.19383     7.29622
                      119                                       5.70471     5.81098          7.20471     7.31098
                      120                                       5.71954     5.82596          7.21954     7.32596
                      121                                       5.73566     5.84051          7.23566     7.34051
                      122                                       5.74870     5.85201          7.24870     7.35201
                      123                                       5.76239     5.86485          7.26239     7.36485
                      124                                       5.77581     5.87669          7.27581     7.37669
                      125                                       5.78823     5.88684          7.28823     7.38684
                      126                                       5.80053     5.89500          7.30053     7.39500
                      127                                       5.80985     5.90543          7.30985     7.40543
                      128                                       5.82059     5.91416          7.32059     7.41416
                      129                                       5.82999     5.92283          7.32999     7.42283
                      130                                       5.83801     5.93292          7.33801     7.43292
                      131                                       5.84446     5.94172          7.34446     7.44172
                      132                                       5.85534     5.95292          7.35534     7.45292
                      133                                       5.86325     5.96288          7.36325     7.46288
                      134                                       5.87327     5.97367          7.37327     7.47367
                      135                                       5.88447     5.98638          7.38447     7.48638
                      136                                       5.89331     5.99528          7.39331     7.49528
                      137                                       5.90458     6.00738          7.40458     7.50738
                      138                                       5.91545     6.01769          7.41545     7.51769
                      139                                       5.92587     6.02974          7.42587     7.52974
                      140                                       5.93881     6.04181          7.43881     7.54181
                      141                                       5.94769     6.05538          7.44769     7.55538
                      142                                       5.96031     6.06700          7.46031     7.56700
                      143                                       5.97086     6.07983          7.47086     7.57983
                      144                                       5.98447     6.09377          7.48447     7.59377
                      145                                       5.99728     6.10453          7.49728     7.60453
                      146                                       6.01183     6.11632          7.51183     7.61632
                      147                                       6.02131     6.12711          7.52131     7.62711
                      148                                       6.03377     6.13689          7.53377     7.63689
                      149                                       6.04530     6.14763          7.54530     7.64763
                      150                                       6.05379     6.15403          7.55379     7.65403
                      151                                       6.06400     6.16250          7.56400     7.66250
                      152                                       6.07350     6.17204          7.57350     7.67204
                      153                                       6.08000     6.18359          7.58000     7.68359
                      154                                       6.08953     6.19462          7.58953     7.69462
                      155                                       6.09368     6.20604          7.59368     7.70604
                      156                                       6.10563     6.21901          7.60563     7.71901
                      157                                       6.12200     6.22960          7.62200     7.72960
                      158                                       6.13720     6.23924          7.63720     7.73924
                      159                                       6.14709     6.24308          7.64709     7.74308
                      160                                       6.15695     6.24629          7.65695     7.74629
                      161                                       6.16356     6.24705          7.66356     7.74705
                      162                                       6.16704     6.24336          7.66704     7.74336
                      163                                       6.17012     6.23985          7.67012     7.73985
                      164                                       6.16695     6.23460          7.66695     7.73460
                      165                                       6.16406     6.23260          7.66406     7.73260
                      166                                       6.15902     6.23011          7.65902     7.73011
                      167                                       6.14861     6.22946          7.64861     7.72946
                      168                                       6.14631     6.22899          7.64631     7.72899
                      169                                       6.14825     6.22861          7.64825     7.72861
                      170                                       6.14981     6.22827          7.64981     7.72827
                      171                                       6.14940     6.22591          7.64940     7.72591
                      172                                       6.15059     6.22223          7.65059     7.72223
                      173                                       6.14561     6.21615          7.64561     7.71615
                      174                                       6.14405     6.21138          7.64405     7.71138
                      175                                       6.14138     6.20635          7.64138     7.70635
                      176                                       6.13609     6.20123          7.63609     7.70123
                      177                                       6.12959     6.19484          7.62959     7.69484
                      178                                       6.12425     6.19110          7.62425     7.69110
                      179                                       6.11556     6.18775          7.61556     7.68775
                      180                                       6.11233     6.18595          7.61233     7.68595
                      181                                       6.11097     6.18275          7.61097     7.68275
                      182                                       6.10597     6.17876          7.60597     7.67876
                      183                                       6.10458     6.17748          7.60458     7.67748
                      184                                       6.10290     6.17539          7.60290     7.67539
                      185                                       6.09902     6.17061          7.59902     7.67061
                      186                                       6.09613     6.16686          7.59613     7.66686
                      187                                       6.09358     6.16483          7.59358     7.66483
                      188                                       6.09034     6.16024          7.59034     7.66024
                      189                                       6.08741     6.15597          7.58741     7.65597
                      190                                       6.08241     6.15190          7.58241     7.65190
                      191                                       6.07901     6.14809          7.57901     7.64809
                      192                                       6.07728     6.14505          7.57728     7.64505
                      193                                       6.07133     6.13953          7.57133     7.63953
                      194                                       6.06799     6.13578          7.56799     7.63578
                      195                                       6.06484     6.13263          7.56484     7.63263
                      196                                       6.05908     6.12597          7.55908     7.62597
                      197                                       6.05581     6.12227          7.55581     7.62227
                      198                                       6.05124     6.11595          7.55124     7.61595
                      199                                       6.04611     6.11123          7.54611     7.61123
                      200                                       6.04272     6.10568          7.54272     7.60568
                      201                                       6.03531     6.09907          7.53531     7.59907
                      202                                       6.03197     6.09530          7.53197     7.59530
                      203                                       6.02549     6.08919          7.52549     7.58919
                      204                                       6.02232     6.08599          7.52232     7.58599
                      205                                       6.01542     6.07819          7.51542     7.57819
                      206                                       6.01099     6.07370          7.51099     7.57370
                      207                                       6.00524     6.06747          7.50524     7.56747
                      208                                       5.99896     6.06029          7.49896     7.56029
                      209                                       5.99434     6.05440          7.49434     7.55440
                      210                                       5.98581     6.04536          7.48581     7.54536
                      211                                       5.98172     6.04042          7.48172     7.54042
                      212                                       5.97470     6.03251          7.47470     7.53251
                      213                                       5.96738     6.02624          7.46738     7.52624
                      214                                       5.96191     6.01914          7.46191     7.51914
                      215                                       5.95396     6.01183          7.45396     7.51183
                      216                                       5.94884     6.00660          7.44884     7.50660
                      217                                       5.94140     5.99828          7.44140     7.49828
                      218                                       5.93556     5.99118          7.43556     7.49118
                      219                                       5.92591     5.98246          7.42591     7.48246
                      220                                       5.92027     5.97560          7.42027     7.47560
                      221                                       5.91304     5.96819          7.41304     7.46819
                      222                                       5.90399     5.95825          7.40399     7.45825
                      223                                       5.89736     5.95040          7.39736     7.45040
                      224                                       5.88972     5.94154          7.38972     7.44154
                      225                                       5.88029     5.93260          7.38029     7.43260
                      226                                       5.87395     5.92438          7.37395     7.42438
                      227                                       5.86331     5.91421          7.36331     7.41421
                      228                                       5.85596     5.90702          7.35596     7.40702
                      229                                       5.84821     5.89875          7.34821     7.39875
                      230                                       5.84039     5.89069          7.34039     7.39069
                      231                                       5.83021     5.88027          7.33021     7.38027
                      232                                       5.82241     5.87129          7.32241     7.37129
                      233                                       5.81324     5.86186          7.31324     7.36186
                      234                                       5.80362     5.85106          7.30362     7.35106
                      235                                       5.79543     5.84164          7.29543     7.34164
                      236                                       5.78431     5.83071          7.28431     7.33071
                      237                                       5.77462     5.82004          7.27462     7.32004
                      238                                       5.76633     5.81048          7.26633     7.31048
                      239                                       5.75485     5.79955          7.25485     7.29955
                      240                                       5.74633     5.79055          7.24633     7.29055
                      241                                       5.73627     5.77973          7.23627     7.27973
                      242                                       5.72368     5.76810          7.22368     7.26810
                      243                                       5.71492     5.75974          7.21492     7.25974
                      244                                       5.70561     5.75056          7.20561     7.25056
                      245                                       5.69465     5.73940          7.19465     7.23940
                      246                                       5.68505     5.72932          7.18505     7.22932
                      247                                       5.67587     5.72026          7.17587     7.22026
                      248                                       5.66622     5.71104          7.16622     7.21104
                      249                                       5.65701     5.70107          7.15701     7.20107
                      250                                       5.64648     5.69095          7.14648     7.19095
                      251                                       5.63756     5.68305          7.13756     7.18305
                      252                                       5.63023     5.67588          7.13023     7.17588
                      253                                       5.62158     5.66738          7.12158     7.16738
                      254                                       5.61160     5.65753          7.11160     7.15753
                      255                                       5.60379     5.65017          7.10379     7.15017
                      256                                       5.59583     5.64237          7.09583     7.14237
                      257                                       5.58744     5.63384          7.08744     7.13384
                      258                                       5.57950     5.62483          7.07950     7.12483
                      259                                       5.57023     5.61694          7.07023     7.11694
                      260                                       5.56338     5.60934          7.06338     7.10934
                      261                                       5.55556     5.60168          7.05556     7.10168
                      262                                       5.54757     5.59449          7.04757     7.09449
                      263                                       5.53966     5.58705          7.03966     7.08705
                      264                                       5.53450     5.58146          7.03450     7.08146
                      265                                       5.52522     5.57329          7.02522     7.07329
                      266                                       5.51971     5.56766          7.01971     7.06766
                      267                                       5.51302     5.56054          7.01302     7.06054
                      268                                       5.50502     5.55335          7.00502     7.05335
                      269                                       5.49937     5.54791          6.99937     7.04791
                      270                                       5.49279     5.54057          6.99279     7.04057
                      271                                       5.48605     5.53467          6.98605     7.03467
                      272                                       5.47996     5.52846          6.97996     7.02846
                      273                                       5.47433     5.52304          6.97433     7.02304
                      274                                       5.46832     5.51724          6.96832     7.01724
                      275                                       5.46149     5.51127          6.96149     7.01127
                      276                                       5.45759     5.50795          6.95759     7.00795
                      277                                       5.45085     5.50108          6.95085     7.00108
                      278                                       5.44639     5.49686          6.94639     6.99686
                      279                                       5.44107     5.49211          6.94107     6.99211
                      280                                       5.43557     5.48650          6.93557     6.98650
                      281                                       5.43168     5.48220          6.93168     6.98220
                      282                                       5.42482     5.47657          6.92482     6.97657
                      283                                       5.42153     5.47285          6.92153     6.97285
                      284                                       5.41725     5.46814          6.91725     6.96814
                      285                                       5.41163     5.46378          6.91163     6.96378
                      286                                       5.40825     5.45997          6.90825     6.95997
                      287                                       5.40405     5.45604          6.90405     6.95604
                      288                                       5.39932     5.45225          6.89932     6.95225
                      289                                       5.39600     5.44919          6.89600     6.94919
                      290                                       5.39303     5.44686          6.89303     6.94686
                      291                                       5.38824     5.44197          6.88824     6.94197
                      292                                       5.38566     5.43967          6.88566     6.93967
                      293                                       5.38231     5.43696          6.88231     6.93696
                      294                                       5.37874     5.43294          6.87874     6.93294
                      295                                       5.37682     5.42976          6.87682     6.92976
                      296                                       5.37193     5.42437          6.87193     6.92437
                      297                                       5.37048     5.42073          6.87048     6.92073
                      298                                       5.36818     5.41454          6.86818     6.91454
                      299                                       5.36415     5.40779          6.86415     6.90779
                      300                                       5.35986     5.40114          6.85986     6.90114
                      301                                       5.35197     5.39339          6.85197     6.89339
                      302                                       5.34446     5.38632          6.84446     6.88632
                      303                                       5.33630     5.37803          6.83630     6.87803
                      304                                       5.32960     5.37095          6.82960     6.87095
                      305                                       5.32040     5.36246          6.82040     6.86246
                      306                                       5.31366     5.35533          6.81366     6.85533
                      307                                       5.30708     5.34865          6.80708     6.84865
                      308                                       5.29879     5.34136          6.79879     6.84136
                      309                                       5.29271     5.33489          6.79271     6.83489
                      310                                       5.28574     5.32782          6.78574     6.82782
                      311                                       5.27808     5.32146          6.77808     6.82146
                      312                                       5.27286     5.31615          6.77286     6.81615
                      313                                       5.26656     5.30948          6.76656     6.80948
                      314                                       5.25908     5.30275          6.75908     6.80275
                      315                                       5.25346     5.29733          6.75346     6.79733
                      316                                       5.24805     5.29242          6.74805     6.79242
                      317                                       5.24125     5.28552          6.74125     6.78552
                      318                                       5.23553     5.27941          6.73553     6.77941
                      319                                       5.23023     5.27432          6.73023     6.77432
                      320                                       5.22430     5.26889          6.72430     6.76889
                      321                                       5.21984     5.26377          6.71984     6.76377
                      322                                       5.21295     5.25738          6.71295     6.75738
                      323                                       5.20776     5.25328          6.70776     6.75328
                      324                                       5.20402     5.24977          6.70402     6.74977
                      325                                       5.19903     5.24532          6.69903     6.74532
                      326                                       5.19388     5.24009          6.69388     6.74009
                      327                                       5.18932     5.23575          6.68932     6.73575
                      328                                       5.18517     5.23216          6.68517     6.73216
                      329                                       5.18072     5.22764          6.68072     6.72764
                      330                                       5.17670     5.22294          6.67670     6.72294
                      331                                       5.17147     5.21887          6.67147     6.71887
                      332                                       5.16799     5.21531          6.66799     6.71531
                      333                                       5.16480     5.21208          6.66480     6.71208
                      334                                       5.16028     5.20811          6.66028     6.70811
                      335                                       5.15643     5.20482          6.65643     6.70482
                      336                                       5.15407     5.20306          6.65407     6.70306
                      337                                       5.14962     5.19854          6.64962     6.69854
                      338                                       5.14721     5.19639          6.64721     6.69639
                      339                                       5.14408     5.19386          6.64408     6.69386
                      340                                       5.14076     5.19048          6.64076     6.69048
                      341                                       5.13896     5.18831          6.63896     6.68831
                      342                                       5.13444     5.18404          6.63444     6.68404
                      343                                       5.13307     5.18295          6.63307     6.68295
                      344                                       5.13094     5.18043          6.63094     6.68043
                      345                                       5.12755     5.17866          6.62755     6.67866
                      346                                       5.12616     5.17654          6.62616     6.67654
                      347                                       5.12310     5.17476          6.62310     6.67476
                      348                                       5.12235     5.17466          6.62235     6.67466
                      349                                       5.12020     5.17246          6.62020     6.67246
                      350                                       5.11960     5.17148          6.61960     6.67148
                      351                                       5.11626     5.16947          6.61626     6.66947
                      352                                       5.11601     5.16918          6.61601     6.66918
                      353                                       5.11508     5.16893          6.61508     6.66893
                      354                                       5.11287     5.16665          6.61287     6.66665
                      355                                       5.11262     5.16580          6.61262     6.66580
                      356                                       5.11175     5.16421          6.61175     6.66421
                      357                                       5.11065     5.16292          6.61065     6.66292
                      358                                       5.11112     5.16065          6.61112     6.66065
                      359                                       5.10884     5.15741          6.60884     6.65741
                      360                                       5.10763     5.15574          6.60763     6.65574
                      361

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAMP 04-NC1

          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed - FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                              ARM: 28 CPR

          Static Libor
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet


          --------------------------------------------------------------------------------------------------------------------------
                                                                 40% Severity            50% Severity            60% Severity
          --------------------------------------------------------------------------------------------------------------------------
                              CDR                                            23.393                  17.443                  13.906
                              Yield                                          1.7301                  1.7291                  1.7286
                              WAL(yrs)                                         8.51                   10.15                   11.38
              50% Prepay      Mod Duration                                     7.95                    9.35                   10.37
                              Principal Window                        Jul10 - Jan34           Sep11 - Jan34           Aug12 - Jan34
                              Principal Writedown                     824.49 (0.00%)        3,382.89 (0.01%)        2,757.85 (0.01%)
                              Collat Cum Loss thru Bond Life 103,868,010.14 (25.21%) 113,148,006.21 (27.46%) 120,246,244.16 (29.18%)
          --------------------------------------------------------------------------------------------------------------------------
                              CDR                                            29.001                  21.803                  17.461
                              Yield                                          1.7291                  1.7314                  1.7298
                              WAL(yrs)                                         5.48                    6.31                    6.90
              100% Prepay     Mod Duration                                     5.25                    6.00                    6.53
                              Principal Window                        Apr08 - Jan34           Nov08 - Jan34           Apr09 - Jan34
                              Principal Writedown                   1,907.51 (0.01%)        2,267.73 (0.01%)        3,709.62 (0.01%)
                              Collat Cum Loss thru Bond Life  85,581,166.00 (20.77%)  89,896,382.36 (21.82%)  93,021,416.06 (22.58%)
          --------------------------------------------------------------------------------------------------------------------------


          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-NC1

          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                            ARM: 28 CPR
          Forward Libor
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          -----------------------------------------------------------------------------------------------------------------------
                                                                 40% Severity           50% Severity           60% Severity
          -----------------------------------------------------------------------------------------------------------------------
                            CDR                                             20.541                  15.147                  11.992
                            Yield                                           4.6068                  4.8148                  4.9387
                            WAL(yrs)                                          9.28                   11.01                   12.28
             50% Prepay     Mod Duration                                      7.74                    8.80                    9.51
                            Principal Window                         Jan11 - Jan34           Apr12 - Jan34           Apr13 - Jan34
                            Principal Writedown                      457.73 (0.00%)        2,040.57 (0.01%)           14.12 (0.00%)
                            Collat Cum Loss thru Bond Life   98,421,866.83 (23.89%) 105,733,248.88 (25.66%) 111,156,457.72 (26.98%)
          -----------------------------------------------------------------------------------------------------------------------
                            CDR                                             26.792                  19.989                   15.93
                            Yield                                           3.9406                  4.1366                  4.2566
                            WAL(yrs)                                          5.71                    6.55                    7.14
             100% Prepay    Mod Duration                                      5.20                    5.84                    6.27
                            Principal Window                         Jun08 - Jan34           Jan09 - Jan34           Jun09 - Jan34
                            Principal Writedown                    1,845.60 (0.01%)        2,313.60 (0.01%)        1,554.28 (0.01%)
                            Collat Cum Loss thru Bond Life   81,806,595.60 (19.85%)  85,104,550.17 (20.65%)  87,432,346.15 (21.22%)
          -----------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAMP 04-NC1
          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                            ARM: 28 CPR

          Forward Libor + 150 bps
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          -------------------------------------------------------------------------------------------------------------------------
                                                                 40% Severity          50% Severity           60% Severity
          -------------------------------------------------------------------------------------------------------------------------
                            CDR                                             17.837                  13.235                  10.523
                            Yield                                           6.1837                  6.3558                  6.4584
                            WAL(yrs)                                         10.16                   11.85                   13.08
             50% Prepay     Mod Duration                                      7.69                    8.53                    9.08
                            Principal Window                         Sep11 - Jan34           Dec12 - Jan34           Nov13 - Jan34
                            Principal Writedown                      815.55 (0.00%)          208.70 (0.00%)        1,247.80 (0.00%)
                            Collat Cum Loss thru Bond Life   92,184,845.22 (22.37%)  98,354,113.11 (23.87%)  102,904,596.58 (24.97%)
          -------------------------------------------------------------------------------------------------------------------------
                            CDR                                             23.911                  17.867                  14.255
                            Yield                                           5.5194                  5.6882                  5.7958
                            WAL(yrs)                                          6.07                    6.88                    7.45
             100% Prepay    Mod Duration                                      5.20                    5.75                    6.12
                            Principal Window                         Sep08 - Jan34           Apr09 - Jan34           Sep09 - Jan34
                            Principal Writedown                      214.00 (0.00%)        2,797.45 (0.01%)        3,711.24 (0.01%)
                            Collat Cum Loss thru Bond Life   76,393,744.46 (18.54%)  78,978,844.86 (19.17%)  80,787,673.93 (19.61%)
          -------------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAMP 04-NC1
          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                            ARM: 28 CPR
          Static Libor
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          --------------------------------------------------------------------------------------------------------------------------
                                                                40% Severity           50% Severity             60% Severity
          --------------------------------------------------------------------------------------------------------------------------
                            CDR                                             16.78                 12.999                     10.611
                            Yield                                          2.3815                 2.3791                     2.3745
                            WAL(yrs)                                        10.94                  12.38                      13.44
             50% Prepay     Mod Duration                                     9.67                  10.76                      11.56
                            Principal Window                        Jun12 - Jan34          Aug13 - Jan34              Jun14 - Jan34
                            Principal Writedown                     605.10 (0.00%)         692.96 (0.00%)           1,507.15 (0.01%)
                            Collat Cum Loss thru Bond Life  88,741,460.69 (21.54%) 96,400,053.05 (23.40%)    102,246,295.49 (24.81%)
          --------------------------------------------------------------------------------------------------------------------------
                            CDR                                             19.43                 15.092                     12.334
                            Yield                                          2.3870                 2.3878                     2.3905
                            WAL(yrs)                                         7.02                   7.71                       8.20
             100% Prepay    Mod Duration                                     6.49                   7.06                       7.47
                            Principal Window                        Jul09 - Jan34          Jan10 - Jan34              May10 - Jan34
                            Principal Writedown                   1,808.75 (0.01%)         954.91 (0.00%)           2,408.86 (0.01%)
                            Collat Cum Loss thru Bond Life  66,685,827.33 (16.18%) 69,932,061.39 (16.97%)     72,265,906.34 (17.54%)
          --------------------------------------------------------------------------------------------------------------------------


          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-NC1
          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                            ARM: 28 CPR

          Forward Libor
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          ------------------------------------------------------------------------------------------------------------------------
                                                              40% Severity            50% Severity            60% Severity
          ------------------------------------------------------------------------------------------------------------------------
                            CDR                                            14.155                  10.871                    8.824
                            Yield                                          5.5330                  5.6505                   5.7217
                            WAL(yrs)                                        12.02                   13.48                    14.55
             50% Prepay     Mod Duration                                     9.08                    9.80                    10.29
                            Principal Window                        Apr13 - Jan34           May14 - Jan34            Mar15 - Jan34
                            Principal Writedown                   4,151.52 (0.02%)          929.44 (0.00%)         2,601.52 (0.01%)
                            Collat Cum Loss thru Bond Life  81,519,737.39 (19.78%)  87,262,114.62 (21.18%)   91,517,741.40 (22.21%)
          ------------------------------------------------------------------------------------------------------------------------
                            CDR                                            17.281                  13.338                   10.857
                            Yield                                          4.9363                  5.0514                   5.1228
                            WAL(yrs)                                         7.36                    8.02                     8.49
             100% Prepay    Mod Duration                                     6.29                    6.74                     7.04
                            Principal Window                        Oct09 - Jan34           Mar10 - Jan34            Aug10 - Jan34
                            Principal Writedown                   1,169.79 (0.00%)        3,099.16 (0.01%)         1,735.73 (0.01%)
                            Collat Cum Loss thru Bond Life  61,705,206.22 (14.98%)  64,047,174.72 (15.54%)   65,698,942.57 (15.94%)
          ------------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAMP 04-NC1
          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                            ARM: 28 CPR


          Forward Libor + 150 bps
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          --------------------------------------------------------------------------------------------------------------------------
                                                                40% Severity             50% Severity           60% Severity
          --------------------------------------------------------------------------------------------------------------------------
                            CDR                                             12.021                    9.279                   7.558
                            Yield                                           7.0685                   7.1605                  7.2157
                            WAL(yrs)                                         13.06                    14.44                   15.43
             50% Prepay     Mod Duration                                      8.78                     9.31                    9.66
                            Principal Window                         Jan14 - Jan34            Feb15 - Jan34           Dec15 - Jan34
                            Principal Writedown                    4,124.03 (0.02%)           268.83 (0.00%)        8,084.82 (0.03%)
                            Collat Cum Loss thru Bond Life   74,404,507.81 (18.06%)   79,104,837.43 (19.20%)  82,563,440.71 (20.04%)
          --------------------------------------------------------------------------------------------------------------------------
                            CDR                                             14.882                    11.51                   9.381
                            Yield                                           6.4924                   6.5863                  6.6486
                            WAL(yrs)                                          7.79                     8.41                    8.85
             100% Prepay    Mod Duration                                      6.19                     6.55                    6.79
                            Principal Window                         Feb10 - Jan34            Jul10 - Jan34           Nov10 - Jan34
                            Principal Writedown                      571.89 (0.00%)           701.28 (0.00%)        2,213.92 (0.01%)
                            Collat Cum Loss thru Bond Life   55,567,100.81 (13.49%)   57,344,220.92 (13.92%)  58,581,545.47 (14.22%)
          --------------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-NC1
          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                            ARM: 28 CPR

          Static Libor
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          -------------------------------------------------------------------------------------------------------------------------
                                                              40% Severity              50% Severity            60% Severity
          -------------------------------------------------------------------------------------------------------------------------
                            CDR                                            15.082                   11.795                   9.686
                            Yield                                          2.7580                   2.7534                  2.7486
                            WAL(yrs)                                        14.96                    16.64                   17.85
             50% Prepay     Mod Duration                                    12.36                    13.47                   14.26
                            Principal Window                        Jun16 - Jan34            Nov17 - Jan34           Dec18 - Jan34
                            Principal Writedown                   3,197.56 (0.04%)         4,705.66 (0.07%)        4,186.89 (0.06%)
                            Collat Cum Loss thru Bond Life  83,858,059.69 (20.35%)   90,983,836.29 (22.08%)  96,410,783.88 (23.40%)
          -------------------------------------------------------------------------------------------------------------------------
                            CDR                                            16.938                   13.271                  10.906
                            Yield                                          2.7813                   2.7779                  2.7773
                            WAL(yrs)                                         9.68                    10.49                   11.08
             100% Prepay    Mod Duration                                     8.53                     9.15                    9.59
                            Principal Window                        Feb12 - Jan34            Oct12 - Jan34           Mar13 - Jan34
                            Principal Writedown                     475.63 (0.01%)           659.86 (0.01%)        2,045.67 (0.03%)
                            Collat Cum Loss thru Bond Life  60,718,534.59 (14.74%)   63,635,320.24 (15.44%)  65,727,321.57 (15.95%)
          -------------------------------------------------------------------------------------------------------------------------


          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSAMP 04-NC1
          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed - FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                              ARM: 28 CPR

          Forward Libor
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          --------------------------------------------------------------------------------------------------------------------------
                                                               40% Severity             50% Severity             60% Severity
          --------------------------------------------------------------------------------------------------------------------------
                            CDR                                            12.539                     9.734                   7.956
                            Yield                                          6.1975                    6.2602                  6.2923
                            WAL(yrs)                                        16.48                     18.14                   19.32
             50% Prepay     Mod Duration                                    10.89                     11.50                   11.89
                            Principal Window                        Sep17 - Jan34             Feb19 - Jan34           Mar20 - Jan34
                            Principal Writedown                   1,537.06 (0.02%)          1,341.07 (0.02%)        6,114.57 (0.08%)
                            Collat Cum Loss thru Bond Life  76,082,289.71 (18.46%)    81,359,834.57 (19.75%)  85,276,530.18 (20.70%)
          --------------------------------------------------------------------------------------------------------------------------
                            CDR                                            14.821                    11.543                   9.448
                            Yield                                          5.7221                    5.8059                  5.8618
                            WAL(yrs)                                        10.17                     10.96                   11.52
             100% Prepay    Mod Duration                                     7.95                      8.39                    8.68
                            Principal Window                        Jun12 - Jan34             Feb13 - Jan34           Jul13 - Jan34
                            Principal Writedown                     820.81 (0.01%)          1,736.91 (0.02%)        3,741.28 (0.05%)
                            Collat Cum Loss thru Bond Life  55,355,011.35 (13.43%)    57,411,914.99 (13.93%)  58,850,035.33 (14.28%)
          --------------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAMP 04-NC1
          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed - FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                              ARM: 28 CPR

          Forward Libor + 150 bps
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          --------------------------------------------------------------------------------------------------------------------------
                                                                 40% Severity           50% Severity            60% Severity
          --------------------------------------------------------------------------------------------------------------------------
                              CDR                                            10.525                   8.209                   6.729
                              Yield                                          7.6780                  7.7176                  7.7389
                              WAL(yrs)                                        17.80                   19.32                   20.35
              50% Prepay      Mod Duration                                    10.23                   10.63                   10.88
                              Principal Window                        Nov18 - Jan34           Mar20 - Jan34           Mar21 - Jan34
                              Principal Writedown                     643.37 (0.01%)        5,077.99 (0.07%)           40.96 (0.00%)
                              Collat Cum Loss thru Bond Life  68,611,585.94 (16.65%)  72,863,740.51 (17.68%)  75,977,347.86 (18.44%)
          --------------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------------
                              CDR                                            12.553                   9.792                   8.026
                              Yield                                          7.2503                  7.3197                  7.3629
                              WAL(yrs)                                        10.76                   11.48                   11.98
              100% Prepay     Mod Duration                                     7.67                    8.00                    8.21
                              Principal Window                        Dec12 - Jan34           Jul13 - Jan34           Dec13 - Jan34
                              Principal Writedown                   2,825.97 (0.04%)        2,750.15 (0.04%)        1,848.48 (0.03%)
                              Collat Cum Loss thru Bond Life  49,009,551.37 (11.89%)  50,522,504.40 (12.26%)  51,581,937.24 (12.52%)
          --------------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAMP 04-NC1
          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed -  FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                               ARM: 28 CPR

          Static Libor
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          ------------------------------------------------------------------------------------------------------------------------
                                                               40% Severity            50% Severity            60% Severity
          ------------------------------------------------------------------------------------------------------------------------
                            CDR                                            13.847                  10.904                    8.99
                            Yield                                          3.2689                  3.2548                  3.2498
                            WAL(yrs)                                        16.49                   18.13                   19.31
               50% Prepay   Mod Duration                                    12.89                   13.88                   14.55
                            Principal Window                        Dec17 - Jan34           May19 - Jan34           Jun20 - Jan34
                            Principal Writedown                     808.38 (0.02%)        2,136.21 (0.04%)        2,138.73 (0.04%)
                            Collat Cum Loss thru Bond Life  79,971,731.88 (19.41%)  86,680,158.43 (21.04%)  91,753,589.64 (22.27%)
          ------------------------------------------------------------------------------------------------------------------------
                            CDR                                            15.185                  11.961                   9.865
                            Yield                                          3.2948                  3.2931                  3.2937
                            WAL(yrs)                                        10.71                   11.52                   12.08
              100% Prepay   Mod Duration                                     9.08                    9.65                   10.04
                            Principal Window                        Jan13 - Jan34           Sep13 - Jan34           Mar14 - Jan34
                            Principal Writedown                   1,268.05 (0.02%)        2,705.25 (0.05%)          449.88 (0.01%)
                            Collat Cum Loss thru Bond Life  56,193,858.16 (13.64%)  58,827,791.84 (14.28%)  60,720,013.04 (14.74%)
          ------------------------------------------------------------------------------------------------------------------------


          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAMP 04-NC1
          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                            ARM: 28 CPR

          Forward Libor
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          -------------------------------------------------------------------------------------------------------------------------
                                                                40% Severity            50% Severity            60% Severity
          -------------------------------------------------------------------------------------------------------------------------
                            CDR                                             11.441                   8.954                   7.359
                            Yield                                           6.7320                  6.7705                  6.7864
                            WAL(yrs)                                         18.13                   19.72                   20.81
             50% Prepay     Mod Duration                                     11.14                   11.63                   11.94
                            Principal Window                         May19 - Jan34           Oct20 - Jan34           Nov21 - Jan34
                            Principal Writedown                    3,857.42 (0.07%)        1,894.68 (0.04%)        1,798.70 (0.03%)
                            Collat Cum Loss thru Bond Life   72,035,743.85 (17.48%)  77,014,530.82 (18.69%)  80,730,407.45 (19.59%)
          -------------------------------------------------------------------------------------------------------------------------
                            CDR                                              13.12                  10.284                   8.448
                            Yield                                           6.3383                  6.4019                  6.4527
                            WAL(yrs)                                         11.27                   12.03                   12.57
             100% Prepay    Mod Duration                                      8.35                    8.73                    8.98
                            Principal Window                         Jul13 - Jan34           Feb14 - Jan34           Jul14 - Jan34
                            Principal Writedown                    1,762.33 (0.03%)        2,965.09 (0.06%)          544.59 (0.01%)
                            Collat Cum Loss thru Bond Life   50,612,681.47 (12.28%)  52,467,764.04 (12.73%)  53,740,375.06 (13.04%)
          -------------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSAMP 04-NC1
          3/24/2004

          Assumptions:
          Triggers fail, NO OC stepdown
          Base Prepay speed FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                            ARM: 28 CPR

          Forward Libor + 150 bps
          Loss severity as indicated
          100% advancing
          6 month recovery lag
          Deal run to maturity
          Assume par dollar price
          Others assumptions please refer to termsheet

          ------------------------------------------------------------------------------------------------------------------------
                                                               40% Severity           50% Severity             60% Severity
          ------------------------------------------------------------------------------------------------------------------------
                            CDR                                             9.511                   7.481                   6.168
                            Yield                                          8.1874                  8.2044                  8.2109
                            WAL(yrs)                                        19.52                   20.92                   21.88
             50% Prepay     Mod Duration                                    10.35                   10.67                   10.86
                            Principal Window                        Aug20 - Jan34           Dec21 - Jan34           Nov22 - Jan34
                            Principal Writedown                   1,559.64 (0.03%)        3,116.79 (0.06%)        8,643.34 (0.17%)
                            Collat Cum Loss thru Bond Life  64,313,792.60 (15.61%)  68,308,865.61 (16.58%)  71,258,244.27 (17.29%)
          ------------------------------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------------------------------
                            CDR                                            10.947                   8.589                   7.069
                            Yield                                          7.8473                  7.9045                  7.9365
                            WAL(yrs)                                        11.91                   12.60                   13.07
             100% Prepay    Mod Duration                                     7.99                    8.27                    8.45
                            Principal Window                        Jan14 - Jan34           Aug14 - Jan34           Dec14 - Jan34
                            Principal Writedown                   1,493.69 (0.03%)        3,548.38 (0.07%)        1,590.39 (0.03%)
                            Collat Cum Loss thru Bond Life  44,128,723.07 (10.71%)  45,449,375.58 (11.03%)  46,387,171.90 (11.26%)
          ------------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions
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